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                                                                    Exhibit 23.0

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-27444 of First Bell Bancorp, Inc. on Form S-8 of our report dated March 23, 2001, incorporated by reference in the Annual Report on Form 10-K of First Bell Bancorp, Inc. for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
March 30, 2001